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                                                                  EXHIBIT 10
                                    AMENDMENT

          AMENDMENT, dated as of July 12, 1995, by and between National Computer Systems, Inc., a Minnesota corporation ("NCS"), and PC Quote, Inc., a Delaware corporation ("PCQ").

          WHEREAS, NCS and PCQ are parties to a Stock Purchase Agreement, dated December 30, 1988 (the "Stock Purchase Agreement");

          WHEREAS, NCS has agreed to assign certain of its rights under the Stock Purchase Agreement to certain parties that are purchasing 1,000,000 shares of PCQ common stock from NCS on the date hereof (the "Purchasers");

          WHEREAS, NCS and PCQ desire to terminate all of NCS's other rights and obligations under the Stock Purchase Agreement.

          NOW THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

          1. CONSENT. PCQ hereby consents to the assignment by NCS of all of its rights under Article VII of the Stock Purchase Agreement to the Purchasers, all as more fully described in the Assignments, dated the date hereof (the "Assignments"), from NCS to each of the Purchasers.

          2. AMENDMENT. PCQ and NCS hereby agree that the Stock Purchase Agreement is hereby amended to terminate all of NCS's rights and obligations thereunder, except those assigned to Purchasers pursuant to the Assignments.

          3.   MISCELLANEOUS.

          3.1 BINDING AGREEMENT; ASSIGNMENT. This Amendment shall be binding upon and inure to the benefit of the parties named herein and to their respective heirs, legal representatives, successors and assigns.

          3.2 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          3.3 HEADINGS. The section headings contained in this Amendment were inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                   NATIONAL COMPUTER SYSTEMS, INC.


                                   By:__________________________________

                                   Its:_________________________________



                                   PC QUOTE INC.


                                   By:__________________________________

                                   Its:_________________________________


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